Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Operating expenses:
Research and development, net	$ 27,990	$ 30,553	$ 16,954
Marketing and business development	2,888	2,983	1,614
General and administrative	8,010	9,609	7,704
Operating loss	38,888	43,145	26,272
Financial (income) expense, net	540	(544)	10,597
Loss before income tax	39,428	42,601	36,869
Income tax expense	129
Net loss	39,557	42,601	36,869
Deemed dividend			2,114
Net loss attributable to Ordinary shares	$ 39,557	$ 42,601	$ 38,983
Basic and diluted net loss per Ordinary share (in Dollars per share)	$ 2.04	$ 2.28	$ 4.48
Weighted average number of Ordinary shares used in computing basic and diluted loss per share (in Shares)	19,426,692	18,721,528	9,582,405